UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2013

Cordia Bancorp Inc.

(Exact name of registrant as specified in its charter)

Virginia	26-4700031
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11730 Hull Street Road, Midlothian, Virginia 23112

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 744-7576

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

Pursuant to the requirements of Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, Cordia Bancorp Inc. (“Cordia Bancorp”) hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on April 2, 2013 with the financial information required by Item 9.01.

(a)	Financial Statements of Businesses Acquired.

The financial statements of Bank of Virginia required by this Item 9.01(a) are incorporated herein by reference to Exhibit 99.1.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to Exhibit 99.2.

(d)	Exhibits.

Exhibit Number	Description

99.1	Bank of Virginia 2012 audited financial statements

99.2	Pro forma financial information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORDIA BANCORP INC.
(Registrant)

Date: June 14, 2013	By:	/s/ Jack Zoeller
Jack Zoeller
President and Chief Executive Officer

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